UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 4, 2014
Date of Report (Date of earliest event reported)

PLURES TECHNOLOGIES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5297 Parkside Drive
Canandaigua, NY 14424
(Address of principal executive offices) (Zip Code)

(585) 905-0554
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on April 4, 2014, David R. Smith resigned as CEO and a director of the Registrant and its subsidiaries, Glenn Fricano resigned as a director and President of the Registrant and its subsidiaries, Hermandip Kullar resigned as Chief Financial Officer of the Registrant and its subsidiaries, Stuart Sieger resigned as a director and Vice President of the Registrant and its subsidiaries; Aaron Dobrinsky resigned as a director of the Registrant; Burton Weinstein resigned as a director of the Registrant, Alan Fein resigned as a director of the Registrant; Joshua Gottlieb resigned as a director of the Registrant; and Z. Eric Stephens resigned as a director of the Registrant. The resignations of directors includes the entire Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2014	Plures Technologies, Inc.

By: /s/ David R. Smith
David R. Smith
CEO